UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2021

Bogota Financial Corp.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-39180	84-3501231
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

819 Teaneck Road, Teaneck, New Jersey		07666
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (201) 862-0660

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	BSBK	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 28, 2021, Bogota Financial Corp., the parent company of Bogota Savings Bank, completed its previously announced acquisition of Gibraltar Bank pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated September 3, 2020, by and among Bogota Financial, MHC, Bogota Financial Corp., Bogota Savings Bank (collectively the “Bogota Entities”) and Gibraltar Bank, pursuant to which Gibraltar Bank merged with and into Bogota Savings Bank, with Bogota Savings Bank as the surviving institution (the “Merger”).

As part of the transactions contemplated by the Merger Agreement, on February 28, 2021, Bogota Financial Corp. issued additional 1,267,916 shares of its common stock to Bogota Financial, MHC, which represented the fair value of Gibraltar Bank as determined by an independent appraiser.

The foregoing description of the Merger Agreement is included to provide information regarding its terms and does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 3, 2020, and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements about the Bogota Entities.  Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts.  They often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.”  Forward-looking statements, by their nature, are subject to risks and uncertainties.  The following factors, among others, could cause actual results to differ materially from the anticipated results expressed in the forward-looking statements: (1) the businesses of Bogota Savings Bank and Gibraltar Bank may not be combined successfully; (2) the cost savings from the Merger may not be fully realized or may take longer than expected to be realized; (3) operating costs, customer loss and business disruption following the Merger may be greater than expected; (4) the interest rate environment may further compress margins and adversely affect new interest income; (5) the risks associated with continued diversification of assets and adverse changes to credit quality; (6) general economic conditions and increased competitive pressure; (7) conditions within the securities markets; and (8) changes in legislation, regulations and policies.  Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Bogota Financial Corp.’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s Internet website (www.sec.gov).

Further, given its ongoing and dynamic nature, it is difficult to predict the full impact of the COVID-19 outbreak on either Bogota Savings Bank’s business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated resulting in a meaningful increase in economic activity. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, Bogota Savings Bank or could be subject to any of the following risks, any of which could have a material, adverse effect on its business, financial condition, liquidity, and results of operations: demand for its products and services may decline, making it difficult to grow assets and income; if the economy is unable to substantially reopen or remain open, and higher levels of unemployment continue for an extended period of time, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; the allowance for loan losses for Bogota Savings Bank may have to be increased if borrowers experience financial difficulties, which will adversely affect net income; the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to Bogota Savings Bank; cyber security risks are increased as the result of an increase in the number of employees working remotely; and Federal Deposit Insurance Corporation premiums may increase if the agency experience additional resolution costs.

None of the Bogota Entities undertake an obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this current report.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective February 28, 2021, Bogota Financial Corp. appointed John G. Reiner to its Board of Directors, to serve as a member of the class of directors with terms expiring in at the 2022 annual meeting of stockholders of Bogota Financial Corp.  He was appointed pursuant to the terms of the Merger Agreement.  Mr. Reiner, age 55, serves and the chief executive officer of Reiner Insurance, Springfield, New Jersey.  Mr. Reiner served as a director of Gibraltar Bank since 2007.

Mr. Reiner is not a party to any transaction with the Company or the Bank that would require disclosure under Item 404(a) of Regulation S-K. As of the date of this Current Report on Form 8-K, Bogota Financial Corp.’s Board of Directors has not determined the committees of the Board of Directors on which Mr. Reiner will serve.

Item 8.01   Other Events

On March 1, 2021, Bogota Financial Corp. issued a press release announcing the completion of the Merger. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions: Not Applicable.

(d)	Exhibits:
	Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated September 3, 2020, by and among Bogota Financial, MHC, Bogota Financial Corp., Bogota Savings Bank and Gibraltar Bank (incorporated herein by reference to the exhibits to the Current Report on Form 8-K filed with the Securities and Exchange Commission in September 3, 2020).

	99.1	Press release dated March 1, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BOGOTA FINANCIAL CORP.

DATE: March 1, 2021	By: /s/ Joseph Coccaro
Joseph Coccaro
President and Chief Executive Officer